                                          MEMBER OF
                                          100% NO-LOAD-TRADEMARK-
ANALYTIC SERIES FUND                      MUTUAL FUND COUNCIL
-------------------------

January 31, 1997

Dear Fellow Shareholders,

    U.S. stock markets dipped during December putting a damper on an otherwise strong performing quarter. The Dow Jones was up 10.3% for the quarter and 29.0% for the year. The S&P 500 was up 8.3% for the quarter and 23.0% for the year. The S&P MidCap 400 was up 6.1% for the quarter and 18.8% for the year. The NASDAQ 100 Index was up 11.4% for the quarter and 40.4% for the year. All of the above are with dividends reinvested.

    The best performing industries for the quarter were electronic semi-conductor, tobacco, and oil and gas drilling, all up over 20%. For the year, the best performing industries were oil and gas drilling, shoes and electronic semi-conductor, all up over 45%. The worst performing industries during the quarter were health care, manufactured housing, and hardware and tools, all down over 9%. For the year the worst performing industries were machines, broadcast/media, and trucking, all down over 18%.

    U.S. fixed income investors enjoyed a good fourth quarter of 1996. Price returns were positive across the yield curve with investors in long-term bonds enjoying the largest gains. For the quarter, total returns ranged from 4.7% for 30 year government bonds to 1.9% for the two year Treasury note. However, for all of 1996 bond returns were mixed. Thirty-year government bonds declined 4.4% for the year, while at the same time two-year Treasury note advanced 4.8%. Ten-year notes were flat returning 0.1% for 1996. For the first quarter of 1997 Analytic-TSA is looking for the yield curve to steepen. Due to increasing industrial capacity utilization and strong U.S. equity returns, we believe that yields will increase for longer maturity government debt.

    The Analytic Series Fund has enjoyed outstanding returns over the current period. The next sections present the performance of each portfolio followed by a chart of universe comparisons.

SHORT-TERM GOVERNMENT PORTFOLIO

    For the quarter ending December 31, 1996, your Portfolio's total return was 2.68%, and 5.28% for the year. The Merrill Lynch 1 to 3 Year Treasury Index increased 1.91% and 5.00%, respectively. At year end, the Portfolio's share price was $9.83 after paying its 42nd consecutive monthly dividend (since public inception) from net investment income. The total quarterly dividend paid through December 31 was $0.30 per share and $0.66 for the year, and the SEC 30-day yield was 4.92%.

    As we indicated in our last shareholder letter, this Portfolio redeemed the holdings of a large shareholder in December of 1996. December 31 assets are at $1,085,275 and expenses through March 1997 remain capped at a 0.60% annual rate. Currently your allocation is 69% U.S. Treasury and 31% in cash. The large cash position is in anticipation of an additional shareholder redemption/reallocation from the Short-Term Government Portfolio to another Analytic fund in early 1997. The status of this Portfolio will be a subject for review at the March 1997 Board of Trustees meeting.

MASTER FIXED INCOME PORTFOLIO

    For the quarter ending December 31, 1996, your Portfolio was up 3.09%, and 5.69% for the year. The Lehman Bothers Government/Corporate Bond Index (LBGC) was up 3.06% for the quarter and 2.91% for the year. The Lehman Brothers Government Aggregate Bond Index (Bond Aggregate) was up 3.00% for the quarter, 3.61% for the year. At year end, the Portfolio's share price was $10.27 after paying its 42nd consecutive monthly dividend (since public inception) from net investment income. The total quarterly dividend paid through December 31 was $0.17 per share and $0.71 for the year, and the SEC 30-day yield was 6.05%.

    Your Portfolio is diversified across a variety of major fixed income categories. For the quarter, U.S. Treasuries (74% of the LBGC) returned 2.92%. The U.S. Government Agency sector (non-Treasury issues) of the index returned 2.89%. The U.S. Government mortgage backed securities component of the index returned 3.00%. The corporate sector of the index returned 3.57% for the quarter, outperforming the other major fixed income categories.

    Your Portfolio currently has an allocation of 77% to the traditional fixed income sector, which consists of high quality U.S. Treasury and Agency securities, corporate bonds and mortgage backed securities. This sector of your Portfolio returned 5.18% for the quarter and 4.98% for the year.

    The option hedged equity sector of your Portfolio consists of deeply hedged large and mid capitalization stocks. At year end, 20% of your Portfolio was allocated to this sector. This sector of your Portfolio returned 2.66% for the quarter and 11.29% for the year. This sector of the Portfolio is defensively positioned against a possible retreat in the equity market, and over full market cycles is expected to outperform the Bond Aggregate.

    Your Portfolio maintains an investment discipline that focuses on long-term investment results and not short term market speculation. The cash held for investments in your Portfolio was 15% at year end.

    Over the one quarter, one year, and three year periods ending December 31, 1996, the Master Fixed Income Portfolio was rated by Lipper Analytical Services, Inc. as the number one mutual fund in its category. Lipper currently rates the Master Fixed Income Portfolio as an "A". Furthermore, Morningstar, Inc. places the Master Fixed Income Portfolio in the top 1% of all funds in its category over a three year period ending December 31, 1996. The long-term focus and allocation, plus a favorable market environment, has resulted in strong performance for the year and since inception.

ENHANCED EQUITY PORTFOLIO

    The quarter ending December 31, 1996 was exciting, as this was the first quarter using our new stock selection model. The new model is based on research pioneered by Professor Robert A. Haugen and was featured in BUSINESS WEEK, December 16, 1996. The model utilizes 50 factors grouped into the following categories: profitability, valuation, recent performance, size and liquidity.

    During the quarter, your Portfolio's net asset value increased 11.4% per share, while the S&P 500 Index increased 8.3%, both with dividends reinvested. At quarter end, your Portfolio's share price was $12.09 and its dividend was
0.10 per share, which was the 14th consecutive quarterly dividend from net investment income. With the strong fourth quarter, your Portfolio's net asset value matched the performance of the S&P 500 Index, both increasing 23.0% for the calendar year 1996.

    The strong fourth quarter and solid 1996 performance resulted in the Enhanced Equity Portfolio receiving a 5-Star rating (highest rating available) from Morningstar, Inc. for the year ending December 31, 1996. The rating was given to the Portfolio within its equity universe of more than 1,000 mutual funds and was awarded due to its strong performance and below average risk. In fact, the fourth quarter performance ranked the Enhanced Equity Portfolio in the top 10% of all funds in this universe.

    This Fund is suited for the investor with a tolerance for risk similar to the S&P 500 Index. The three other Analytic Funds have lower levels of risk and allow investors to adjust their portfolio with ease. Should you have any questions regarding your Fund's investment strategy or results, please do not hesitate to call us at 1-800-374-2633.

        WE APPRECIATE YOUR BUSINESS AND THANK YOU FOR INVESTING WITH US.

/s/ Alan L. Lewis          /s/ Dennis M. Bein, CFA    /s/ Scott T. Barker
Alan L. Lewis              Dennis M. Bein, CFA        Scott T. Barker
President                  Portfolio Manager          Portfolio Manager

                              ANALYTIC SERIES FUND
                      AVERAGE ANNUAL COMPOUND TOTAL RETURN
            (GROWTH RATE), FROM INCEPTION 7/1/93--12/31/96, PERCENT

                                      4TH QUARTER    1 YEAR     INCEPTION
                                     -------------  ---------  -----------
Short-Term Government Portfolio....         2.68%        5.28%       5.02%
Master Fixed Income Portfolio......         3.09         5.69        6.88
Enhanced Equity Portfolio..........        11.38        22.95       17.01

                          GROWTH OF $10,000 INVESTMENT
                               7/1/93 -- 12/31/96

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                    ENHANCED EQUITY PORTFOLIO   S&P 500      CPI
                                                                           10         10         10
9/93                                                                  10.1624    10.2558    10.0485
12/93                                                                 10.4496    10.4931     10.097
3/94                                                                  10.1202    10.0928    10.1939
6/94                                                                  10.2129     10.134    10.2493
9/94                                                                  10.5367     10.633    10.3463
12/94                                                                 10.4108    10.6303     10.367
3/95                                                                  11.3428    11.6652    10.4848
6/95                                                                  12.4813    12.7721    10.5609
9/95                                                                   13.508    13.7875    10.6094
12/95                                                                  14.092    14.6091    10.6302
3/96                                                                  14.8653    15.4032    10.7826
6/96                                                                  15.4336    16.0986    10.8518
9/96                                                                  15.5541    16.5911    10.9142
12/96                                                                 17.3267      17.98    11.2438
Past performance not predictive of future
performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                        MASTER FIXED INCOME
                                                             PORTFOLIO             LEHMAN BROS GOVT/CORP BOND INDEX
                                                                           10.00                               10.00
9/93                                                                      10.342                             10.3315
12/93                                                                    10.3628                             10.3018
3/94                                                                     10.0771                              9.9778
6/94                                                                     10.0532                              9.8544
9/94                                                                     10.2294                              9.9037
12/94                                                                    10.2555                              9.9402
3/95                                                                     10.6921                             10.4355
6/95                                                                     11.2698                             11.1121
9/95                                                                     11.4999                             11.3248
12/95                                                                    11.9407                             11.8525
3/96                                                                     11.9751                             11.5751
6/96                                                                     12.0309                             11.6295
9/96                                                                     12.2425                             11.8353
12/96                                                                      12.62                             12.1969
Past performance not predictive of future
performance.

                                                    LB AGGREGATE BOND INDEX
                                                                       10.00
9/93                                                                 10.2606
12/93                                                                10.2661
3/94                                                                  9.9712
6/94                                                                  9.8687
9/94                                                                   9.929
12/94                                                                 9.9665
3/95                                                                 10.4692
6/95                                                                 11.1071
9/95                                                                 11.3256
12/95                                                                 11.808
3/96                                                                 11.5973
6/96                                                                 11.6635
9/96                                                                 11.8782
12/96                                                                12.2347
Past performance not predictive of future
performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                                       MERRILL LYNCH 1-3 YR TSY.
                                                    SHORT TERM GOVERNMENT PORTFOLIO              INDEX
                                                                                 10                             10
9/93                                                                        10.1432                        10.1435
12/93                                                                       10.1995                        10.2034
3/94                                                                        10.1008                        10.1525
6/94                                                                        10.0895                        10.1609
9/94                                                                        10.2041                         10.261
12/94                                                                       10.1992                        10.2614
3/95                                                                        10.5418                         10.606
6/95                                                                         10.856                         10.946
9/95                                                                        11.0165                        11.1105
12/95                                                                        11.274                        11.3901
3/96                                                                        11.2866                        11.4281
6/96                                                                        11.3863                        11.5435
9/96                                                                        11.5605                        11.7342
12/96                                                                       11.8693                        11.9573
Past performance not predictive of future
performance.

                           The Analytic Series Funds
                             Universe Comparisons*
                   Annualized Return Ending December 31, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  GROWTH FUNDS                                       GROWTH & INCOME FUNDS
                                1 Year  Since Inception                               1 Year  Since Inception
95th                            29.34%           21.03%       95th                    28.25%           19.05%
75th                            23.03%           17.60%       75th                    22.62%           17.57%
median                          19.19%           15.36%     median                    20.91%           16.23%
25th                            15.81%           13.53%       25th                    18.42%           14.38%
5th                              9.23%           10.64%        5th                    15.13%           11.60%
EE:                             22.95%           17.01%        EE:                    22.95%           17.01%
                Corporate High Quality                               Government High Quality
           Intermediate Maturity Funds                                  Short Maturity Funds
                                1 Year  Since Inception                               1 Year  Since Inception
95th                             5.03%            6.39%       95th                     5.31%            5.15%
75th                             3.70%            5.74%       75th                     4.37%            4.80%
median                           3.06%            5.15%     median                     3.75%            4.40%
25th                             2.44%            4.73%       25th                     3.01%            4.04%
5th                              1.22%            3.91%        5th                     2.20%            3.26%
MFI:                             5.69%            6.87%       STG:                     5.28%            5.02%

*Source: Morningstar.

Distributions show 95th, 75th, median, 25th and 5th percentiles.

n=Number of funds in investment objective for that time period.

Inception Date: July 1, 1993.

SHORT-TERM GOVERNMENT PORTFOLIO                                DECEMBER 31, 1996
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

Principal                                                                      Maturity    Market
 Amount                                                              Coupon      Date      Value
---------                                                            -------   --------  ----------
U.S. TREASURY OBLIGATIONS--69.33% OF NET ASSETS
$300,000    Treasury Note                                            5.625%    11/30/00  $  294,797
 200,000    Treasury Note                                            6.125%    5/31/97      200,531
 200,000    Treasury Note                                            7.250%    2/15/98      203,219
                                                                                         ----------
            TOTAL U.S. TREASURY OBLIGATIONS (Cost $706,577)                                 698,547

CASH EQUIVALENTS--30.57%
  SEI Cash Plus Trust--Prime Obligation, 5.61%                                              308,046

EXCESS OTHER ASSETS OVER LIABILITIES (NET)--0.10%                                               986
                                                                                         ----------
NET ASSETS--100%                                                                         $1,007,579
                                                                                         ----------
                                                                                         ----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                        SHORT-TERM GOVERNMENT PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

ASSETS:
  Securities portfolio at market value (identified cost $706,577).....................................  $  698,547
  Cash equivalents....................................................................................     308,046
  Accrued interest receivable.........................................................................      14,518
  Unamortized organization expense....................................................................       2,518
                                                                                                        ----------
    Total assets......................................................................................   1,023,629
LESS LIABILITIES:
  Accrued expenses....................................................................................      16,050
                                                                                                        ----------
NET ASSETS............................................................................................  $1,007,579
                                                                                                        ----------
                                                                                                        ----------
REPRESENTED BY:
  Paid-in capital.....................................................................................  $1,809,522
  Net realized loss on investment and foreign currency transactions...................................    (793,913)
  Net unrealized depreciation of investment and foreign currency transactions.........................      (8,030)
                                                                                                        ----------
                                                                                                        $1,007,579
                                                                                                        ----------
                                                                                                        ----------
  Net asset value, purchase and redemption price per outstanding capital share
    (102,458 capital shares outstanding)..............................................................  $     9.83
                                                                                                        ----------
                                                                                                        ----------

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                YEAR ENDED         YEAR ENDED
                                                                             DECEMBER 31, 1996  DECEMBER 31, 1995
                                                                             -----------------  -----------------
OPERATIONS:
  Net investment income....................................................    $   1,521,025      $   1,523,439
  Net realized loss on investment and foreign currency transactions........         (444,657)          (257,536)
  Change in unrealized appreciation on investment and foreign currency
    translations...........................................................           (8,088)         1,360,958
                                                                             -----------------  -----------------
    Increase in net assets from operations.................................        1,068,280          2,626,861
                                                                             -----------------  -----------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income...............................................       (1,521,025)        (1,523,442)
  Return of Capital........................................................          (12,345)                 0
                                                                             -----------------  -----------------
    Decrease in net assets from distributions..............................       (1,533,370)        (1,523,442)
                                                                             -----------------  -----------------
FUND SHARE TRANSACTIONS:
  Proceeds from sales of 115,424 and 228,201 capital shares for 1996 and
    1995, respectively.....................................................        1,165,744          2,264,736
  Proceeds from 149,181 and 154,571 capital shares issued upon reinvestment
    of distributions for 1996 and 1995, respectively.......................        1,465,395          1,523,106
  Cost of 2,957,142 and 151,085 capital shares redeemed for 1996 and 1995,
    respectively...........................................................      (29,038,540)        (1,492,184)
                                                                             -----------------  -----------------
    (Decrease) increase in net assets from fund share transactions.........      (26,407,401)         2,295,658
                                                                             -----------------  -----------------
  Net (decrease) increase in net assets....................................      (26,872,491)         3,399,077
    Net assets, beginning of year..........................................       27,880,070         24,480,993
                                                                             -----------------  -----------------
    Net assets, end of year................................................    $   1,007,579      $  27,880,070
                                                                             -----------------  -----------------
                                                                             -----------------  -----------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                        SHORT-TERM GOVERNMENT PORTFOLIO
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:
  Interest..................................................               $1,675,376
                                                                           ----------
    Total investment income.................................                1,675,376
                                                                           ----------
EXPENSES:
  Fees paid to Analytic-TSA Global Asset Management (the
    Adviser):
    Investment advisory and management fees.................                   76,404
    Transfer agent and accounting fees......................                   54,386
  Audit and tax fees........................................                   20,965
  Shareholder services, reports and notices.................                   13,153
  Registration fees.........................................                    9,219
  Custodian fees............................................                    7,925
  Directors' fees and expenses..............................                    6,457
  Legal fees................................................                    3,185
  Organizational expenses...................................                    2,747
                                                                           ----------
      Total expenses........................................                  194,441
  Reimbursed expenses by the adviser........................                  (40,090)
                                                                           ----------
  Net expenses..............................................                  154,351
                                                                           ----------
  Net investment income.....................................                1,521,025
                                                                           ----------
NET REALIZED & UNREALIZED LOSSES ON INVESTMENT AND FOREIGN CURRENCY
  TRANSACTIONS
  Net realized loss on investment and foreign currency
    transactions:
    Proceeds................................................  $31,838,277
    Less cost...............................................   32,282,934
                                                              -----------
      Net realized loss on investment and foreign currency
        transactions........................................                 (444,657)
  Net unrealized loss:
    Change in unrealized appreciation on investments........                   (8,088)
                                                                           ----------
      Net realized and unrealized loss on investment and
        foreign currency transactions.......................                 (452,745)
                                                                           ----------
        Net increase in net assets from operations..........               $1,068,280
                                                                           ----------
                                                                           ----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

MASTER FIXED INCOME PORTFOLIO                                  DECEMBER 31, 1996
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS


FIXED INCOME SECURITIES
Principal                                                                       Maturity    Market
  Amount                                                              Coupon      Date       Value
----------                                                           --------   --------  -----------

U.S. TREASURY OBLIGATIONS--19.07% OF NET ASSETS
$  300,000  Treasury Bond                                             7.500%    11/15/16  $   324,891
   250,000  Treasury Bond                                             8.000     11/15/21      286,601
   350,000  Treasury Note                                             5.250     7/31/98       347,211
 1,000,000  Treasury Note                                             5.625     11/30/00      982,656
   500,000  Treasury Note                                             5.875     6/30/00       496,641
   250,000  Treasury Note                                             6.250     2/15/03       249,726
   150,000  Treasury Note                                             6.375     1/15/99       151,453
   250,000  Treasury Note                                             6.375     8/15/02       251,680
 1,500,000  Treasury Note                                             6.500     5/15/05     1,510,781
   200,000  Treasury Note                                             8.000     5/15/01       213,781
   250,000  Treasury Note                                             8.500     11/15/00      270,234
   125,000  Treasury Note                                             8.875     5/15/00       135,566
   275,000  Treasury Note                                             9.125     5/15/99       293,949
                                                                                          -----------
            TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,648,570)                               5,515,170
                                                                                          -----------

U.S. MORTGAGE BACKED SECURITIES--15.21%
 1,144,585  Federal Home Loan Mortgage Corporation Pool #66053        7.000%    12/13/25    1,122,407
   600,016  Federal Home Loan Mortgage Corporation Pool #80397        7.500      4/1/26       600,578
   103,292  Federal Home Loan Mortgage Gold Pool #C00120              8.000      5/1/22       105,293
   102,244  Federal Home Loan Mortgage Corporation Pool #A00771       8.500      8/1/17       109,058
 1,170,944  Federal National Mortgage Association Pool #250440        7.000      1/1/26     1,144,964
   107,850  Federal National Mortgage Association Pool #55554         8.500      6/1/08       113,314
   568,592  Government National Mortgage Association Pool #345414     6.500     11/1/23       542,295
+  121,108  Government National Mortgage Association Pool #8228       7.000     7/20/23       122,437
   104,731  Government National Mortgage Association Pool #326210     7.500     9/15/22       104,764
   123,201  Government National Mortgage Association Pool #344313     7.500     7/15/23       123,239
    77,538  Government National Mortgage Association Pool #341445     8.000     12/15/22       79,090
    59,085  Government National Mortgage Association Pool #311857     8.500     9/15/21        61,204
    38,096  Government National Mortgage Association Pool #302242     9.500     2/15/21        41,191
    13,273  Government National Mortgage Association Pool #290783    10.000     6/15/20        14,600
    28,609  Government National Mortgage Association Pool #297479    10.000     9/15/20        31,470
    36,506  Government National Mortgage Association Pool #299059    10.000     10/15/20       40,157
    39,830  Government National Mortgage Association Pool #298778    10.000     11/15/20       43,811
                                                                                          -----------
            TOTAL U.S. MORTGAGE BACKED SECURITIES (Cost $4,458,892)                         4,399,872
                                                                                          -----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

MASTER FIXED INCOME PORTFOLIO                                  DECEMBER 31, 1996
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)

FIXED INCOME SECURITIES (CONTINUED)
Principal                                                                       Maturity    Market
  Amount                                                              Coupon      Date       Value
----------                                                           --------   --------  -----------
U.S. AGENCY OBLIGATIONS--25.82%
$  200,000  Federal Farm Credit Bank                                  8.050%    5/21/07   $   200,397
   500,000  Federal Home Loan Bank                                    5.880     8/20/03       483,438
   100,000  Federal Home Loan Bank                                    6.320     12/4/97       100,547
   500,000  Federal Home Loan Bank                                    6.830      6/7/01       503,437
   665,000  Federal Home Loan Mortgage Corporation                    7.750     11/7/01       701,471
   500,000  Federal National Mortgage Association                     5.875      2/2/06       472,470
   525,000  Federal National Mortgage Association                     6.360     8/16/00       527,001
 1,000,000  Federal National Mortgage Association                     6.625     4/18/01     1,011,015
 1,000,000  Federal National Mortgage Association                     7.000     5/10/01     1,011,166
   200,000  Federal National Mortgage Association                     7.550     4/22/02       210,175
   400,000  Federal National Mortgage Association                     7.650     3/10/05       425,209
   300,000  Federal National Mortgage Association                     7.900     4/10/02       301,613
   200,000  Private Export Funding Corporation                        6.900     1/31/03       204,333
   250,000  Private Export Funding Corporation                        9.450     12/31/99      272,390
   500,000  Student Loan Marketing Association                        6.050     9/14/00       498,125
   300,000  Tennessee Valley Authority                                6.000     6/15/97       300,065
   250,000  Tennessee Valley Authority                                6.375     6/15/05       245,417
                                                                                          -----------
            TOTAL U.S. AGENCY OBLIGATIONS (Cost $7,462,426)                                 7,468,269
                                                                                          -----------

CORPORATE OBLIGATIONS--15.72%
    95,000  African Development Bank                                  6.750%    10/1/04        96,324
   125,000  Amoco Canada Corporation                                  6.750     2/15/05       124,919
   161,000  Atlantic Richfield Corporation                           10.250      7/2/00       166,647
   100,000  Australia Commonwealth                                    8.375     3/15/17       113,147
   650,000  Ciba Geigy Corporate                                      7.000     4/18/97       651,626
   100,000  Du Pont (E.I.) de Nemours                                 6.000     12/1/01        97,373
   100,000  Du Pont (E.I.) de Nemours                                 8.500     2/15/03       106,375
   220,000  Ford Capital BV                                           9.500      8/9/00       238,975
   280,000  General Electric Capital                                  8.500     7/24/08       317,002
   500,000  General Motors Acceptance Corporation                     6.875     7/15/01       504,219
   200,000  KFW International Finance                                 7.625     2/15/04       211,013
   250,000  Kingdom of Sweden                                        12.750     10/15/97      263,086
   105,000  Kingdom of Sweden                                        11.125      6/1/15       146,508
   100,000  Limited, Inc.                                             8.875     8/15/99       105,017
   250,000  McGraw-Hill, Inc.                                         9.430      9/1/00       273,240
   250,000  Norddeutsche Landesbank Corporate                         6.875     3/10/03       251,641
   250,000  Premark Corporation                                      10.500     9/15/00       280,807
   600,000  Republic of Austria Corporate                             7.250     1/16/97       600,344
                                                                                          -----------
            TOTAL CORPORATE OBLIGATIONS (Cost $4,638,244)                                   4,548,263
                                                                                          -----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

FIXED INCOME SECURITIES (CONCLUDED)
Principal                                                                       Maturity    Market
  Amount                                                                          Date       Value
----------                                                                      --------  -----------

ZERO COUPON BONDS--0.75%
$   50,000  Kingdom of Sweden                                                    4/1/04   $    30,889
 1,000,000  Resolution Funding Corp.                                            1/15/21       186,632
                                                                                          -----------
            TOTAL ZERO COUPON BONDS (Cost $196,945)                                           217,521
                                                                                          -----------
TOTAL FIXED INCOME SECURITIES--76.57%
  (Cost $22,405,077)                                                                      $22,149,095
                                                                                          -----------
                                                                                          -----------

+ Adjustable Rate

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

MASTER FIXED INCOME PORTFOLIO                                  DECEMBER 31, 1996
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)

                                                                                              Outstanding Options
                                                                                               (*Indicates Put)
                                                                             -----------------------------------------------------
COMMON STOCKS                                             Investments                                              Market Value
                                                    -----------------------                                     ------------------
                                                     Number       Market      Shares    Expiration   Exercise   Options   Options
                                                    of Shares      Value     Optioned      Date       Price      Bought     Sold
                                                    ---------   -----------  --------   ----------   --------   --------  --------

AIR TRANSPORTATION--0.06%
Comair, Inc.                                                    $              5,000     Mar '97     $22.50*    $         $  6,875
Continental Airlines, Inc., Class B                                            5,000     Mar '97      25.00       22,813
                                                                                                                --------  --------
                                                                                                                  22,813     6,875
                                                                                                                --------  --------

BUILDING/PACKAGE MATERIALS--0.38%
Ball Corp.                                            5,000         130,000    5,000     May '97      22.50                 20,000
                                                                -----------                                               --------
                                                                    130,000                                                 20,000
                                                                -----------                                               --------

CHEMICALS--(0.03%)
Monsanto Co.                                                                   7,500     Jan '97      40.00*                10,313
                                                                                                                          --------
                                                                                                                            10,313
                                                                                                                          --------

COMPUTER SERVICES/SOFTWARE--0.90%
Cisco Systems, Inc.                                   5,000         318,125    5,000     Apr '97      55.00                 58,750
                                                                -----------                                               --------
                                                                    318,125                                                 58,750
                                                                -----------                                               --------

COMPUTERS--0.08%
EMC Corp.                                                                      5,000     Apr '97      30.00       25,625
H B O & Co.                                                                    2,500     Feb '97      50.00*                 2,656
                                                                                                                --------  --------
                                                                                                                  25,625     2,656
                                                                                                                --------  --------

COSMETICS & PERSONAL CARE--0.22%
Herbalife Int'l., Inc.                                                         5,000     Mar '97      20.00       63,750
                                                                                                                --------
                                                                                                                  63,750
                                                                                                                --------

ELECTRICAL EQUIPMENT--0.00%
General Instrument Corp.                                                       4,000     Mar '97      30.00        1,000
                                                                                                                --------
                                                                                                                   1,000
                                                                                                                --------

ELECTRONICS--0.74%
Altera Corp.                                                                  20,000     Mar '97      70.00       20,000
Applied Materials                                                              4,000     Jul '97      35.00       23,750
Atmel Corp.                                                                    4,000     Feb '97      32.50       13,000
Hewlett-Packard Co.                                   5,000         251,250    5,000     Jan '98      35.00                 93,750
                                                                -----------                                     --------  --------
                                                                    251,250                                       56,750    93,750
                                                                -----------                                     --------  --------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                          Investments                         Outstanding Options
                                                    -----------------------                    (*Indicates Put)
                                                                             -----------------------------------------------------
                                                                                                                   Market Value
                                                                                                                ------------------
COMMON STOCKS (CONTINUED)
                                                     Number       Market      Shares    Expiration   Exercise   Options   Options
                                                    of Shares      Value     Optioned      Date       Price      Bought     Sold
                                                    ---------   -----------  --------   ----------   --------   --------  --------
ENVIRONMENTAL CONTROL--0.00%
WMX Technologies, Inc.                                          $              1,500     Jan '97     $35.00     $    281  $
                                                                                                                --------
                                                                                                                     281
                                                                                                                --------

FINANCIAL SERVICES & BROKERS--0.55%
Schwab Charles Corp.                                                           5,000     Jun '97      32.50       18,437
Student Loan Marketing                                2,000         186,250    2,000     Jan '97      70.00                 46,500
                                                                -----------                                     --------  --------
                                                                    186,250                                       18,437    46,500
                                                                -----------                                     --------  --------

FOOD PROCESSING & WHOLESALE--0.89%
Coca-Cola Co.                                         5,000         263,125    5,000     Jan '97      50.00                 15,625
General Mills, Inc.                                                            2,000     Apr '97      60.00        9,875
                                                                -----------                                     --------  --------
                                                                    263,125                                        9,875    15,625
                                                                -----------                                     --------  --------

FOREST PRODUCTS & PAPER--0.48%
James River Corp.                                     4,000         132,500    4,000     Mar '97      30.00*       2,250
Willamette Industries, Inc.                                                    1,000     May '97      70.00        4,438
                                                                -----------                                     --------
                                                                    132,500                                        6,688
                                                                -----------                                     --------

HOUSEHOLD PRODUCTS/WARES--0.00%
Sunbeam-Oster, Co., Inc.                                                       5,000     Jan '97      17.50*                   313
                                                                                                                          --------
                                                                                                                               313
                                                                                                                          --------

INSURANCE--0.76%
Aetna, Inc.                                           4,000         320,000    4,000     Jan '97      55.00                100,500
                                                                -----------                                               --------
                                                                    320,000                                                100,500
                                                                -----------                                               --------

MACHINE CONSTRUCTION/DIVERSIFIED--0.01%
Caterpillar, Inc.                                                              3,000     Feb '97      80.00        3,376
                                                                                                                --------
                                                                                                                   3,376
                                                                                                                --------

MEDICAL SUPPLIES & SERVICES--0.55%
Healthsouth Rehab Corp.                                                        4,000     Jan '97      35.00       14,000
St Jude Medical, Inc.                                                          4,000     Apr '97      35.00       33,500
United States Surgical Corp.                          3,000         118,125    3,000     Jan '97      40.00                  5,250
                                                                -----------                                     --------  --------
                                                                    118,125                                       47,500     5,250
                                                                -----------                                     --------  --------

MISCELLANEOUS MANUFACTURING--0.03%
Eastman Kodak Co.                                                              3,000     Jan '97      80.00        9,000
                                                                                                                --------
                                                                                                                   9,000
                                                                                                                --------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

MASTER FIXED INCOME PORTFOLIO                                  DECEMBER 31, 1996
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)

                                                          Investments                         Outstanding Options
                                                    -----------------------                    (*Indicates Put)
                                                                             -----------------------------------------------------
                                                                                                                   Market Value
                                                                                                                ------------------
COMMON STOCKS (CONTINUED)
                                                     Number       Market      Shares    Expiration   Exercise   Options   Options
                                                    of Shares      Value     Optioned      Date       Price      Bought     Sold
                                                    ---------   -----------  --------   ----------   --------   --------  --------
OIL/GAS DOMESTIC--0.02%
Enserch Corp.                                                   $              5,000     May '97     $22.50     $  7,187  $
                                                                                                                --------
                                                                                                                   7,187
                                                                                                                --------

OIL/GAS INTERNATIONAL--0.54%
Amoco Corp.                                           2,500         201,250    2,500     Jan '97      55.00                 64,062
Exxon Corp.                                             400          39,200      400     Jan '97      60.00                 15,275
Helmerich And Payne                                                            2,500     Mar '97      50.00*                 3,906
                                                                -----------                                               --------
                                                                    240,450                                                 83,243
                                                                -----------                                               --------

OIL EQUIPMENT/EXPLORATION & SERVICES--0.40%
Pogo Producing                                        3,000         141,750    3,000     May '97      40.00                 25,875
                                                                -----------                                               --------
                                                                    141,750                                                 25,875
                                                                -----------                                               --------

PHARMACEUTICALS & BIOTECHNOLOGY--(0.08%)
Centocor, Inc.                                                                 2,500     Jan '97      35.00        5,312
Chiron Corp.                                                                   8,000     Jan '97      20.00*                13,000
North American Vaccine                                                         6,000     Mar '97      22.50*                15,750
Stryker                                                                        1,000     Mar '97      22.50*                   375
                                                                                                                --------  --------
                                                                                                                   5,312    29,125
                                                                                                                --------  --------

PUBLISHING--0.00%
Deluxe Corp.                                                                   3,000     Jan '97      40.00          375
                                                                                                                --------
                                                                                                                     375
                                                                                                                --------

RESTAURANTS & LODGING--(0.02%)
HFS, Inc.                                                                      2,500     Jan '97      60.00*                 6,094
                                                                                                                          --------
                                                                                                                             6,094
                                                                                                                          --------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                          Investments                         Outstanding Options
                                                    -----------------------                    (*Indicates Put)
                                                                             -----------------------------------------------------
                                                                                                                   Market Value
                                                                                                                ------------------
COMMON STOCKS (CONCLUDED)
                                                     Number       Market      Shares    Expiration   Exercise   Options   Options
                                                    of Shares      Value     Optioned      Date       Price      Bought     Sold
                                                    ---------   -----------  --------   ----------   --------   --------  --------

TELECOMMUNICATION UTILITIES--0.07%
Pacific Telesis Group                                           $              7,500     Apr '97     $35.00     $ 20,156  $
                                                                                                                --------
                                                                                                                  20,156
                                                                -----------                                     --------  --------
    TOTALS                                                      $ 2,101,575                                     $298,125  $504,869
                                                                -----------                                     --------  --------
                                                                -----------                                     --------  --------
TOTAL FIXED INCOME SECURITIES--76.57%
  (Cost $22,405,077)                                            $22,149,095

TOTAL COMMONS STOCKS--7.27%
  (Cost $1,732,252)                                               2,101,575

TOTAL OPTIONS PURCHASED--1.03%
  (Cost $181,858)                                                   298,125
                                                                -----------

TOTAL INVESTMENTS--84.87%
  (Cost $24,319,186)                                             24,548,795

TOTAL OPTIONS SOLD (1.75%)
  (Premiums $357,637)                                              (504,869)

CASH EQUIVALENTS--15.60%
  SEI Cash Plus Trust--Prime Obligation, 5.61%                    4,510,906

EXCESS OTHER ASSETS OVER LIABILITIES (NET)--1.28%                   370,707
                                                                -----------
NET ASSETS--100%                                                $28,925,539
                                                                -----------
                                                                -----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         MASTER FIXED INCOME PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

ASSETS:
  Securities portfolio at market value (identified cost $24,319,186).................................  $24,548,795
  Cash equivalents...................................................................................    4,510,906
  Accrued interest receivable........................................................................      385,702
  Unamortized organization expense...................................................................        2,988
  Dividends receivable...............................................................................          760
                                                                                                       -----------
    Total assets.....................................................................................   29,449,151
                                                                                                       -----------
LESS LIABILITIES:
  Options outstanding at market value (premiums received $357,637)...................................      504,869
  Accrued expenses...................................................................................       18,743
                                                                                                       -----------
    Total liabilities................................................................................      523,612
                                                                                                       -----------
  Net assets.........................................................................................  $28,925,539
                                                                                                       -----------
                                                                                                       -----------
REPRESENTED BY:
  Paid-in capital....................................................................................  $28,845,091
  Distributions in excess of net realized gains......................................................       (1,929)
  Net unrealized appreciation of investments and options outstanding.................................       82,377
                                                                                                       -----------
                                                                                                       $28,925,539
                                                                                                       -----------
                                                                                                       -----------
  Net asset value, purchase and redemption price per outstanding capital share
    (2,815,970 capital shares outstanding)...........................................................  $     10.27
                                                                                                       -----------
                                                                                                       -----------

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                YEAR ENDED         YEAR ENDED
                                                                             DECEMBER 31, 1996  DECEMBER 31, 1995
                                                                             -----------------  -----------------
OPERATIONS:
  Net investment income....................................................    $   1,517,339      $     487,209
  Net realized gain (loss) on investment and option transactions...........          388,620             26,252
  Change in unrealized appreciation on investments and options
    outstanding............................................................         (351,052)           778,853
                                                                             -----------------  -----------------
    Increase in net assets from operations.................................        1,554,907          1,292,314
                                                                             -----------------  -----------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income...............................................       (1,517,896)          (488,984)
  From net realized gains..................................................         (355,905)                 0
  In excess of net realized gains..........................................           (1,929)                 0
                                                                             -----------------  -----------------
    Decrease in net assets from distributions..............................       (1,875,730)          (488,984)
                                                                             -----------------  -----------------
FUND SHARE TRANSACTIONS:
  Proceeds from sales 1,071,233 and 1,901,469 capital shares for 1996 and
    1995, respectively.....................................................       10,955,161         19,536,159
  Proceeds from 22,483 and 39,530 capital shares issued upon
    reinvestment of distributions for 1996 and 1995, respectively..........          231,188            396,939
  Cost of 665,512 and 201,131 capital shares redeemed for 1996 and 1995,
    respectively...........................................................       (6,807,732)        (2,023,698)
                                                                             -----------------  -----------------
  Increase in net assets from fund share transactions......................        4,378,617         17,909,400
                                                                             -----------------  -----------------
  Net increase in net assets...............................................        4,057,794         18,712,730
    Net assets, beginning of year..........................................       24,867,745          6,155,015
                                                                             -----------------  -----------------
    Net assets, end of year................................................    $  28,925,539      $  24,867,745
                                                                             -----------------  -----------------
                                                                             -----------------  -----------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         MASTER FIXED INCOME PORTFOLIO
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:
  Dividends..............................................................................              $   53,120
  Interest...............................................................................               1,657,612
                                                                                                       ----------
    Total investment income..............................................................               1,710,732
                                                                                                       ----------
EXPENSES:
  Fees paid to Analytic-TSA Global Asset Management (the Adviser):
    Investment advisory and management fees..............................................                 120,578
    Transfer agent and accounting fees...................................................                  57,248
  Audit and tax fees.....................................................................                  23,315
  Custodian fees.........................................................................                  18,439
  Registration fees......................................................................                  13,004
  Shareholder services, reports and notices..............................................                  12,810
  Directors' fees and expenses...........................................................                   6,011
  Organizational expenses................................................................                   3,259
  Legal fees.............................................................................                   2,938
  Insurance and other expenses...........................................................                   1,357
                                                                                                       ----------
    Total expenses.......................................................................                 258,959
  Expenses paid indirectly...............................................................                 (15,140)
  Reimbursed expenses by the Adviser.....................................................                 (50,426)
                                                                                                       ----------
  Net expenses...........................................................................                 193,393
                                                                                                       ----------
  Net investment income..................................................................               1,517,339
                                                                                                       ----------
NET REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENT AND OPTION TRANSACTIONS:
  Net realized gains on investment and option transactions:
    Proceeds.............................................................................  $7,998,570
    Less cost............................................................................   7,919,407
                                                                                           ----------
      Net realized gains on investments..................................................                  79,163
                                                                                                       ----------
    Premiums received on options closed..................................................     235,120
    Less cost of closing purchase transactions...........................................     157,642
                                                                                           ----------
      Net realized gains on options closed...............................................                  77,478
    Premiums received on options expired.................................................                 231,979
                                                                                                       ----------
      Net realized gains on options......................................................                 309,457
                                                                                                       ----------
      Total net realized gains...........................................................                 388,620
  Net unrealized losses:
  Change in unrealized appreciation of investments outstanding...........................    (246,077)
    Change in unrealized appreciation of options outstanding.............................    (104,975)
                                                                                           ----------
      Net change in unrealized appreciation..............................................                (351,052)
                                                                                                       ----------
      Net realized and unrealized gains on investments and options.......................                  37,568
                                                                                                       ----------
      Net increase in net assets from operations.........................................              $1,554,907
                                                                                                       ----------
                                                                                                       ----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

ENHANCED EQUITY PORTFOLIO                                      DECEMBER 31, 1996
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

                                                                   Investments
                                                              ----------------------
                                                              Number of     Market
COMMON STOCKS                                                  Shares       Value
                                                              ---------   ----------
AEROSPACE & DEFENSE--5.07% OF NET ASSETS
  Boeing Co.                                                    1,070     $  113,821
  United Technologies Corp.                                       976         64,416
                                                                          ----------
                                                                             178,237
                                                                          ----------
AUTO RELATED--2.89%
  Mascotech, Inc. Auto Parts                                    5,772         94,516
  Modine Manufacturing, Co.                                       265          7,089
                                                                          ----------
                                                                             101,605
                                                                          ----------
AUTOS & TRUCKS--0.87%
  Ford Motor Co.                                                  960         30,600
                                                                          ----------
                                                                              30,600
                                                                          ----------
BANKS/SAVINGS & LOANS--8.50%
  Chase Manhattan Corp.                                         1,151        102,727
  First Citizens Bancshares, Class A                              705         54,285
  Firstar Corp.                                                   270         14,175
  Fulton Financial Corp.                                        2,657         57,125
  Glenfed, Inc.                                                   780         18,135
  Old National Bancorp                                            732         28,731
  Valley National Bankcorp                                        645         16,529
  Washington Mutual Savings Bank                                  169          7,320
                                                                          ----------
                                                                             299,027
                                                                          ----------
BUILDING/PACKAGE MATERIALS--1.19%
  Servicemaster, Ltd.                                             854         22,311
  U S G Corp.**                                                   582         19,715
                                                                          ----------
                                                                              42,026
                                                                          ----------
CHEMICALS--1.61%
  Lyondell Petrochemical                                        1,078         23,716
  Monsanto Co.                                                    844         32,810
                                                                          ----------
                                                                              56,526
                                                                          ----------
CLOSED-END FUNDS/HOLDING COMPANIES--3.22%
  Kelly Services, Inc.                                            161          4,347
  Manpower PLC                                                  3,352        108,940
                                                                          ----------
                                                                             113,287
                                                                          ----------
COMPUTER SERVICES/SOFTWARE--0.37%
  Novell**                                                      1,385         13,114
                                                                          ----------
                                                                              13,114
                                                                          ----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                   Investments
                                                              ----------------------
                                                              Number of     Market
COMMON STOCKS (CONTINUED)                                      Shares       Value
                                                              ---------   ----------
COMPUTERS--4.15%
  Amdahl Corp.**                                                7,979     $   96,746
  Western Digital**                                               869         49,424
                                                                          ----------
                                                                             146,170
                                                                          ----------
ELECTRIC/GAS/WATER UTILITIES--5.84%
  Edison International                                          3,285         65,289
  Public Service Con of New Mexico                              4,656         91,374
  Westcoast Energy, Inc.                                        2,911         48,759
                                                                          ----------
                                                                             205,422
                                                                          ----------
ELECTRONICS--7.60%
  General Electric Co.                                          1,052        104,016
  Intel Corp.                                                     759         99,382
  National Service Industry                                     1,717         64,173
                                                                          ----------
                                                                             267,571
                                                                          ----------
ENTERTAINMENT/ADVERTISING--0.63%
  Viad, Corp.                                                   1,353         22,324
                                                                          ----------
                                                                              22,324
                                                                          ----------
FINANCIAL SERVICES & BROKERS--2.20%
  Alliance Capital Management                                     791         21,060
  Countrywide Credit                                            1,388         39,732
  Newhall Land and Farming Co.                                    915         15,441
  Sunamerica, Inc.                                                 24          1,065
                                                                          ----------
                                                                              77,298
                                                                          ----------
FOOD PROCESSING & WHOLESALE--7.90%
  Dole Food Co.                                                   287          9,722
  Interstate Bakeries, Corp.                                    2,501        122,862
  Pepsico, Inc.                                                 3,459        101,176
  SuperValu Stores                                              1,559         44,237
                                                                          ----------
                                                                             277,997
                                                                          ----------
FOREST PRODUCTS & PAPER--2.71%
  Kimberly Clark Corp.                                            444         42,291
  Longview Fibre Co.                                            2,897         53,232
                                                                          ----------
                                                                              95,523
                                                                          ----------
HOUSEHOLD PRODUCTS/WARES--1.53%
  Procter & Gamble Co.                                            500         53,750
                                                                          ----------
                                                                              53,750
                                                                          ----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

ENHANCED EQUITY PORTFOLIO (CONTINUED)                          DECEMBER 31, 1996
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)

                                                                   Investments
                                                              ----------------------
                                                              Number of     Market
COMMON STOCKS (CONTINUED)                                      Shares       Value
                                                              ---------   ----------
INSURANCE--7.34%
  American International Group, Inc.                               74     $    8,010
  Exel, Ltd.                                                    2,305         87,302
  Foremost Corp. of America                                       373         22,380
  Gallagher Arthur                                              2,749         85,219
  Reliance Group Holding, Inc.                                  6,050         55,206
                                                                          ----------
                                                                             258,117
                                                                          ----------
MEDICAL SUPPLIES & SERVICES--0.80%
  Universal Health Services, Inc.**                               985         28,196
                                                                          ----------
                                                                              28,196
                                                                          ----------
METALS & MINING--0.72%
  Potash, Corp.                                                   300         25,500
                                                                          ----------
                                                                              25,500
                                                                          ----------
OIL/GAS DOMESTIC--6.37%
  Imperial Oil, Ltd.                                            2,111         99,217
  Murphy Oil                                                      624         34,710
  Occidental Petroleum                                          3,852         90,040
                                                                          ----------
                                                                             223,967
                                                                          ----------
OIL/GAS INTERNATIONAL--1.91%
  Chevron Corp.                                                   354         23,010
  Texaco, Inc.                                                    449         44,059
                                                                          ----------
                                                                              67,069
                                                                          ----------
OIL EQUIPMENT/EXPLORATION & SERVICES--2.83%
  Canadian Occidental Petroleum                                 1,734         27,744
  Noble Drilling Corp.**                                        2,280         45,315
  Triton Energy, Corp.**                                          545         26,432
                                                                          ----------
                                                                              99,491
                                                                          ----------
PHARMACEUTICALS & BIOTECHNOLOGY--5.58%
  Bristol Myers Squibb Co.                                        359         39,041
  Eli Lilly & Co.                                                 810         59,130
  Johnson & Johnson                                             1,972         98,107
                                                                          ----------
                                                                             196,278
                                                                          ----------
PUBLISHING--2.29%
  Lee Enterprises                                               3,465         80,561
                                                                          ----------
                                                                              80,561
                                                                          ----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                   Investments
                                                              ----------------------
                                                              Number of     Market
COMMON STOCKS (CONCLUDED)                                      Shares       Value
                                                              ---------   ----------
RAILROAD/TRUCKING/MISCELLANEOUS--2.23%
  Illinois Central Transportation                                 599     $   19,168
  Yellow, Corp.**                                               4,129         59,355
                                                                          ----------
                                                                              78,523
                                                                          ----------
RETAIL--GENERAL/DEPARTMENT--3.97%
  Neiman Marcus Group**                                         2,908         74,154
  Sears Roebuck & Co.                                           1,424         65,682
                                                                          ----------
                                                                             139,836
                                                                          ----------
RETAIL--GROCERY/DRUG STORES--2.60%
  Food Lion, Inc.                                               9,347         91,425
                                                                          ----------
                                                                              91,425
                                                                          ----------
TELECOMMUNICATION UTILITIES--4.35%
  Bell Atlantic Corp.                                             944         61,124
  Century Telephone                                             2,976         91,885
                                                                          ----------
                                                                             153,009
                                                                          ----------
TOTAL COMMONS STOCKS--97.27%
 (Cost $3,191,986)                                                         3,422,449
CASH EQUIVALENTS--2.52%
 SEI Cash Plus Trust--Prime Obligation, 5.61%                                 88,800
EXCESS OTHER ASSETS OVER LIABILITIES (NET )--0.21%                             7,392
                                                                          ----------
NET ASSETS--100.00%                                                       $3,518,641
                                                                          ----------
                                                                          ----------

**NON-INCOME PRODUCING SECURITY

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           ENHANCED EQUITY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

ASSETS:
  Securities portfolio at market value (identified cost $3,191,986)...................................  $3,422,449
  Cash equivalents....................................................................................      88,800
  Dividends receivable................................................................................       7,640
  Unamortized organization expense....................................................................       4,185
  Interest receivable.................................................................................         692
                                                                                                        ----------
    Total assets......................................................................................   3,523,766
LESS LIABILITIES:
  Accrued expenses....................................................................................       5,125
                                                                                                        ----------
  Net assets..........................................................................................  $3,518,641
                                                                                                        ----------
                                                                                                        ----------
REPRESENTED BY:
  Paid-in capital.....................................................................................  $3,289,791
  Distributions in excess of net realized gains.......................................................      (1,613)
  Net unrealized appreciation of investments..........................................................     230,463
                                                                                                        ----------
                                                                                                        $3,518,641
                                                                                                        ----------
                                                                                                        ----------
  Net asset value, purchase and redemption price per outstanding capital share
    (291,163 capital shares outstanding)..............................................................  $    12.09
                                                                                                        ----------
                                                                                                        ----------

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                YEAR ENDED         YEAR ENDED
                                                                             DECEMBER 31, 1996  DECEMBER 31, 1995
                                                                             -----------------  -----------------
OPERATIONS:
  Net investment income....................................................     $    44,694        $    37,243
  Net realized gain on investment and option transactions..................         784,299             25,830
  Change in unrealized appreciation on investments and options.............        (197,964)           475,306
                                                                             -----------------  -----------------
    Increase in net assets from operations.................................         631,029            538,379
                                                                             -----------------  -----------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income...............................................         (44,694)           (37,803)
  From net realized gains..................................................        (784,299)           (19,165)
  In excess of net realized gains..........................................          (1,613)                 0
                                                                             -----------------  -----------------
    Decrease in net assets from distributions..............................        (830,606)           (56,968)
                                                                             -----------------  -----------------
FUND SHARE TRANSACTIONS:
  Proceeds from sales of 72,792 and 79,259 capital shares for 1996 and
    1995, respectively.....................................................       1,003,474            918,435
  Proceeds from 68,061 and 4,599 capital shares issued upon reinvestment of
    distributions for 1996 and 1995, respectively..........................         826,051             56,617
  Cost of 28,811 and 58,462 capital shares redeemed for 1996 and 1995,
    respectively...........................................................        (428,908)          (650,359)
                                                                             -----------------  -----------------
  Increase in net assets from fund share transactions......................       1,400,617            324,693
                                                                             -----------------  -----------------
  Net increase in net assets...............................................       1,201,040            806,104
    Net assets, beginning of year..........................................       2,317,601          1,511,497
                                                                             -----------------  -----------------
    Net assets, end of year................................................     $ 3,518,641        $ 2,317,601
                                                                             -----------------  -----------------
                                                                             -----------------  -----------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           ENHANCED EQUITY PORTFOLIO
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:
  Dividends.......................................              $  66,211
  Interest........................................                  4,936
                                                                ---------
    Total investment income.......................                 71,147
                                                                ---------
EXPENSES:
  Fees paid to Analytic /TSA Global Asset
    Management (the Adviser):
    Investment advisory and management fees.......                 17,494
    Transfer agent and accounting fees............                  7,140
  Audit and tax fees..............................                  6,928
  Organizational expenses.........................                  4,565
  Registration fees...............................                  3,852
  Custodian fees..................................                  1,809
  Shareholder services, reports and notices.......                  1,156
  Directors' fees and expenses....................                    611
  Legal fees......................................                    310
  Insurance and other expenses....................                    142
                                                                ---------
    Total expenses................................                 44,007
  Expenses paid indirectly........................                 (3,920)
  Reimbursed expenses by the adviser..............                (13,634)
                                                                ---------
  Net expenses....................................                 26,453
                                                                ---------
  Net investment income...........................                 44,694
                                                                ---------
NET REALIZED & UNREALIZED GAINS (LOSSES) ON
 INVESTMENT AND OPTION TRANSACTIONS:
  Net realized gains (losses) on investment and
    option transactions:
    Proceeds......................................  $5,288,947
    Less cost.....................................   4,439,155
                                                    ----------
      Net realized gain on investments............                849,792
                                                                ---------
    Premiums received on options closed...........      41,046
    Less cost of closing purchase transactions....     106,539
                                                    ----------
    Net realized losses on options closed.........                (65,493)
                                                                ---------
      Total net realized gains....................                784,299
                                                                ---------
  Net unrealized gains (losses):
    Change in unrealized appreciation of
      investments outstanding.....................    (198,285)
    Change in unrealized appreciation of options
      outstanding.................................         321
                                                    ----------
      Net change in unrealized appreciation.......               (197,964)
                                                                ---------
      Net realized and unrealized gains on
        investment and option transactions........                586,335
                                                                ---------
        Net increase in net assets from
          operations..............................              $ 631,029
                                                                ---------
                                                                ---------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

SHORT-TERM GOVERNMENT PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                                                  ONE
                                                                                 MONTH
                                                                                 ENDED
                                                YEAR ENDED DECEMBER 31        DECEMBER 31
                                          ----------------------------------  -----------
                                           1996     1995     1994     1993       1992
                                          -------  -------  -------  -------  -----------
Net asset value, beginning of period....  $  9.98  $  9.55  $ 10.03  $ 10.03    $ 10.00
                                          -------  -------  -------  -------  -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.................     0.62     0.56     0.48     0.53       0.05
  Net realized and unrealized gains
    (losses) on investment and foreign
    currency transactions...............    (0.10)    0.43    (0.48)    0.00       0.03
                                          -------  -------  -------  -------  -----------
    Total from investment operations....     0.52     0.99     0.00     0.53       0.08
                                          -------  -------  -------  -------  -----------
LESS DISTRIBUTIONS:
  From net investment income............     0.66     0.56     0.48     0.53       0.05
  Return of capital.....................     0.01     0.00     0.00     0.00       0.00
                                          -------  -------  -------  -------  -----------
    Total distributions.................     0.67     0.56     0.48     0.53       0.05
                                          -------  -------  -------  -------  -----------
Net asset value, end of period..........  $  9.83  $  9.98  $  9.55  $ 10.03    $ 10.03
                                          -------  -------  -------  -------  -----------
                                          -------  -------  -------  -------  -----------
TOTAL RETURN............................     5.28%   10.65%    0.00%    5.37%      9.38%+
                                          -------  -------  -------  -------  -----------
                                          -------  -------  -------  -------  -----------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($000)........  $ 1,008  $27,880  $24,481  $26,097    $ 7,619
Ratio of expenses to average net
 assets(1)..............................     0.76%    0.82%    0.85%    0.75%      0.77%+
Ratio of net investment income to
 average net assets.....................     5.99%    5.76%    5.37%    4.91%      5.45%+
Portfolio turnover rate.................    31.48%   10.15%    3.21%   85.69%      0.00%

(1) Gross of Adviser reimbursed expenses. With expense reduction, such ratios would have been 0.56%, 0.50%, 0.45%, 0.45%, 0.45%+ for each of the years in the periods ended December 31, 1996 and for the month ended December 31, 1992, respectively.

+ Annualized

MASTER FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                                                  ONE MONTH
                                                YEAR ENDED DECEMBER 31              ENDED
                                          -----------------------------------    DECEMBER 31
                                           1996     1995     1994      1993         1992
                                          -------  -------  ------    -------    -----------
Net asset value, beginning of period....  $ 10.41  $  9.50  $10.26    $ 10.06      $10.00
                                          -------  -------  ------    -------    -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.................     0.58     0.61    0.64       0.67        0.04
  Net gains (losses) on investments and
    options (realized and unrealized)...    (0.01)    0.91   (0.75)      0.41        0.06
                                          -------  -------  ------    -------    -----------
    Total from investment operations....     0.57     1.52   (0.11)      1.08        0.10
                                          -------  -------  ------    -------    -----------
LESS DISTRIBUTIONS:
  From net investment income............     0.58     0.61    0.64       0.67        0.04
  From net realized gains...............     0.12     0.00    0.01       0.21        0.00
  In excess of net realized gains.......     0.01     0.00    0.00       0.00        0.00
                                          -------  -------  ------    -------    -----------
    Total distributions.................     0.71     0.61    0.65       0.88        0.04
                                          -------  -------  ------    -------    -----------
Net asset value, end of period..........  $ 10.27  $ 10.41  $ 9.50    $ 10.26      $10.06
                                          -------  -------  ------    -------    -----------
                                          -------  -------  ------    -------    -----------
TOTAL RETURN............................     5.69%   16.43%  (1.04)%    10.94%      13.09%+
                                          -------  -------  ------    -------    -----------
                                          -------  -------  ------    -------    -----------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($000)........  $28,926  $24,868  $6,155    $ 8,066      $9,219
Ratio of expenses to average net
 assets(1)..............................     0.97%    1.03%   1.17%      1.04%       1.05%+
Ratio of net investment income to
 average net assets.....................     5.66%    5.99%   7.16%      6.39%       5.63%+
Portfolio turnover rate.................    21.95%   31.82%  44.30%    105.39%       0.00%
Average commission rate(2)..............  $0.0418  $0.0277

(1) Gross of Adviser reimbursed expenses and expenses indirectly paid through brokerage arrangements. With both expense reductions, such ratios would have been 0.72%, 0.69%, 0.60%, 0.60% and 0.60%+ for each of the years in the periods ended December 31, 1996 and for the month ended December 31, 1992, respectively.

(2) The formula for calculating the average commission rate is total commissions paid divided by the total shares purchased and sold. Each option contract is 100 shares.

+ Annualized

ENHANCED EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                                                                   ONE MONTH
                                                                  YEAR ENDED DECEMBER 31             ENDED
                                                            ----------------------------------    DECEMBER 31,
                                                             1996     1995     1994      1993         1992
                                                            -------  -------  ------    ------    ------------
Net asset value, beginning of period......................  $ 12.94  $  9.83  $10.15    $10.02      $ 10.00
                                                            -------  -------  ------    ------    ------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...................................     0.21     0.23    0.28      0.40         0.01
  Net realized and unrealized gains (losses) on investment
    and option transactions...............................     2.74     3.22   (0.32)     0.62         0.02
                                                            -------  -------  ------    ------    ------------
    Total from investment operations......................     2.95     3.45   (0.04)     1.02         0.03
                                                            -------  -------  ------    ------    ------------
LESS DISTRIBUTIONS:
  From net investment income..............................     0.21     0.23    0.28      0.40         0.01
  From net realized gains.................................     3.58     0.11    0.00      0.37         0.00
  In excess of net realized gains.........................     0.01     0.00    0.00      0.00         0.00
  Return of capital.......................................     0.00     0.00    0.00      0.12         0.00
                                                            -------  -------  ------    ------    ------------
    Total distributions...................................     3.80     0.34    0.28      0.89         0.01
                                                            -------  -------  ------    ------    ------------
Net asset value, end of period............................  $ 12.09  $ 12.94  $ 9.83    $10.15      $ 10.02
                                                            -------  -------  ------    ------    ------------
                                                            -------  -------  ------    ------    ------------
TOTAL RETURN..............................................    22.95%   35.36%  (0.37)%   10.07%        4.08%+
                                                            -------  -------  ------    ------    ------------
                                                            -------  -------  ------    ------    ------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($000)..........................  $ 3,519  $ 2,318  $1,511    $  903      $12,823
Ratio of expenses to average net assets(1)................     1.51%    1.33%   1.35%     1.35%        1.07%+
Ratio of net investment income to average net assets......     1.53%    2.02%   3.24%     2.16%        1.66%+
Portfolio turnover rate...................................   179.47%   10.15%  24.75%    76.34%       25.20%
Average commission rate(2)................................  $0.0658  $0.0431

(1) Gross of Adviser reimbursed expenses and expenses indirectly paid through brokerage arrangements. With both expense reductions, such ratios would have been 0.91%, 0.50%, 0.24%, 0.57% and 0.70% for each of the years in the periods ended December 31, 1996 and for the month ended December 31, 1992, respectively.

(2) The formula for calculating the average commission rate is total commission paid divided by the total shares purchased and sold. Each option contract is 100 shares.

+ Annualized

                            THE ANALYTIC SERIES FUND
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Analytic Series Fund (the "Fund") was organized on November 18, 1992, under the laws of the state of Delaware, and is registered under the Investment Company Act of 1940, as amended, as a no load, open-end diversified investment company or "mutual fund" consisting of three separate portfolios. These portfolios are: the Short-Term Government Portfolio, the Master Fixed Income Portfolio and the Enhanced Equity Portfolio. Operations commenced on November 30, 1992.

The investment objective of each of the portfolios are as follows:

  SHORT-TERM GOVERNMENT PORTFOLIO--to provide a high level of income consistent with both low fluctuations in market value and low credit risk. At least 80% of the total assets of the portfolio will be invested in U.S. government securities.

  MASTER FIXED INCOME PORTFOLIO--to provide above-average total returns from a diversified bond portfolio consisting primarily of domestic government, corporate, and mortgage-related fixed income securities.

  ENHANCED EQUITY PORTFOLIO--to provide above-average total returns from a diversified equity portfolio which consists primarily of domestic common stocks and related investment such as options and futures.

DERIVATIVE FINANCIAL INSTRUMENTS--Each portfolio may utilize various call option, put option, and financial futures strategies in pursuit of its objective. These techniques will be used to hedge against changes in securities prices, interest rates, or foreign currency exchange rates on securities held or intended to be acquired by the portfolio to reduce the volatility of the currency exposure associated with foreign securities, or as an efficient means of adjusting exposure to stock or bond markets, and not for speculation. The Portfolios will only write covered call and cash secured put options.

BASIS OF PRESENTATION--The financial statements have been prepared in conformity with generally accepted accounting principles. The preparation of the financial statements requires management to make estimates and assumptions that effect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

INVESTMENT VALUATION--Common stocks and outstanding options are recorded at market value. Investments traded on securities exchanges are valued at the last sale price on the day of valuation or, in the absence of a sale that day, at the mean between the last current bid and asked prices. Fixed income securities are valued on the basis of prices provided by a pricing service. Securities for which quotations are not readily available, including circumstances in which it is determined by Analytic-TSA Global Asset Management, Inc. (formerly Analytic Investment Management, Inc.) (the "Adviser") the bid or ask prices are not reflective of a security's market value, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Trustees.

INVESTMENT INCOME AND INVESTMENT TRANSACTIONS--Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses from investment transactions are reported on an identified cost basis for both financial statement and Federal income tax purposes.

OPTION ACCOUNTING PRINCIPLES--When a covered call or put option is written in a portfolio, an amount equal to the premium received by the portfolio is included in the portfolio's statement of assets and liabilities as an asset and an equivalent liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the option written.

When a covered written call expires on its stipulated expiration date, or if the portfolio enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the call option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. When a covered written call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

When a portfolio writes a covered put option, cash equal to the exercise price is placed in an interest-bearing escrow account to secure the outstanding put option. When a put option expires, or if the portfolio enters into a closing purchase transaction, the portfolio will realize a gain or loss on the option transaction, the cash is released from escrow, and the liability related to such option is extinguished. When a put option is exercised, the portfolio uses the cash in escrow to purchase the security, the cost of the security is reduced by the premium originally received, and no gain or loss is recognized.

THE SHARE PRICE OF EACH PORTFOLIO--The share price or "net asset value" per share of each portfolio is computed once daily at 4:30 P.M. Eastern Time, after the close of trading of the New York Stock Exchange and various option exchanges on each day the exchanges are open for trading. The share price for each portfolio is calculated by dividing the total value of the portfolio's assets, less the sum of liabilities and the value of outstanding options, by the outstanding shares of the portfolio.

FEDERAL INCOME TAXES--It is the Fund's intention to comply with the provisions of the Internal Revenue Code enabling each portfolio to qualify as a regulated investment company and, in the manner provided therein, to distribute all of its taxable income to its shareholders. Accordingly, no provision for income taxes has been made.

The Short-Term Government has unused capital loss carryfowards of $793,913 at December 31, 1996 which will expire through December 31, 2001. These realized losses are intended to be used to offset future net capital gains.

The cost of investments (including options) for federal income tax purposes is the same as for the cost for financial statement purposes at December 31, 1996.

Net unrealized appreciation/(depreciation) of investments and options held at December 31, 1996, since date of acquisition, was:

                                     AGGREGATE GROSS  AGGREGATE GROSS      NET
                                       UNREALIZED       UNREALIZED     UNREALIZED
                                          GAIN             LOSS        GAIN/(LOSS)
                                     ---------------  ---------------  -----------
Short-Term Government Portfolio....    $         0      $    (8,030)    $  (8,030)
Master Fixed Income Portfolio......        699,813         (617,436)       82,377
Enhanced Equity Portfolio..........        275,337          (44,874)      230,463

DISTRIBUTIONS TO SHAREHOLDERS--Distributions are recorded on the ex-dividend date. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain
(loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investment and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

FOREIGN CURRENCY TRANSLATION--The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses form sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investment in securities are included with the net realized and unrealized gain or loss on investment securities.

ORGANIZATION EXPENSES--Organization expenses will be amortized over a period from November 30, 1992 not exceeding five years. In the event that the Adviser or any subsequent holder redeems any of its original shares prior to the end of the five-year period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of redemption) of the unamortized organization expenses as of the date of such redemption. In the event that the Fund is liquidated prior to the end of the five-year period, the Adviser (or any subsequent holder) shall bear the unamortized organization expenses.

2.  INVESTMENT MANAGEMENT AGREEMENT AND "AFFILIATED PERSONS"

The Adviser is a wholly-owned subsidiary of United Asset Management Corporation, a holding company that purchased all of the voting common stock of the Adviser on May 9, 1985. The Adviser, subject to the control and direction of the Fund's board of trustees, manages and supervises the investment operations of the Fund and the composition of its portfolio, and makes recommendations to the trustees as to investment policies.

As compensation for furnishing investment advisory, management and other services, and costs and expenses assumed, pursuant to the Investment Management Agreement each portfolio of the Fund pays the Adviser an annual fee based on the average daily net assets of that portfolio. These annual fee schedules are:

Short-Term Government Portfolio...............................       0.30%
Master Fixed Income Portfolio.................................       0.45%
Enhanced Equity Portfolio.....................................       0.60%

The Adviser also acts as the Fund's transfer agent, dividend disbursing agent and shareholder relations servicing agent for which each portfolio pays a fee based on the number of accounts and the average daily net assets of each portfolio. Each portfolio also pays the Adviser a fee based on its average daily net assets to perform various accounting services including the calculation of its daily share price and maintaining its general accounting records.

The Adviser voluntarily agreed to reimburse expenses that exceeded the following percentages of average daily net assets for the respective years ending December 31.

                                                         1996    1995    1994    1993
                                                         -----   -----   -----   -----
Short-Term Government Portfolio........................    .60%   .50%    .45%    .45%
Master Fixed Income Portfolio..........................    .80%   .70%    .60%    .60%
Enhanced Equity Portfolio..............................   1.00%   .80%    .70%    .70%

At December 31, 1996, six officers and one trustee of the Fund are also officers and director of the Adviser.

3.  PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended December 31, 1996, the cost basis of purchases and proceeds of sales (including $295,752 premiums for call options exercised in the Master Fixed Income Portfolio) aggregated:

                                                                                        COST OF      PROCEEDS OF
                                                                                       PURCHASES        SALES
                                                                                     -------------  -------------
Short-Term Government Portfolio....................................................  $   5,867,265  $  31,838,277
Master Fixed Income Portfolio......................................................     10,691,919      7,998,570
Enhanced Equity Portfolio..........................................................      5,795,456      5,288,947

Transactions in option contracts written in the Master Fixed Income Portfolio were as follows:

                                                                                            NUMBER OF
                                                                                            CONTRACTS    PREMIUMS
                                                                                           -----------  -----------
Outstanding at beginning of year.........................................................         507   $   410,168
Options written..........................................................................       2,183       710,321
Options terminated in closing purchase transactions......................................        (368)     (235,122)
Options expired..........................................................................      (1,032)     (231,978)
Options exercised........................................................................        (541)     (295,752)
                                                                                           -----------  -----------
Outstanding at December 31, 1996.........................................................         749   $   357,637
                                                                                           -----------  -----------
                                                                                           -----------  -----------

Transactions in option contracts written in the Enhanced Equity Portfolio were as follows:

                                                              NUMBER OF
                                                              CONTRACTS   PREMIUMS
                                                              ---------   --------
Outstanding at beginning of year............................       2      $  1,292
Options written.............................................      30        39,754
Options terminated in closing purchase transactions.........     (32)      (41,046)
                                                                 ---      --------
Outstanding at December 31, 1996............................       0      $      0
                                                                 ---      --------
                                                                 ---      --------

At December 31, 1996, portfolio securities valued at $1,969,075 was held in escrow by the custodian in connection with covered call options written in the Master Fixed Income Portfolio. There were no option contracts outstanding at December 31, 1996 in the Enhanced Equity Portfolio, and there were no option contracts written in the Short-Term Government Portfolio during the year ended December 31, 1996.

4.  AFFILIATED SHAREHOLDERS

At December 31, 1996, excluding ownership by the Adviser's retirement plan, certain officers and trustees owned less than 5% of the Enhanced Equity and Short-Term Government Portfolios of the Fund.

5.  EXPENSES PAID INDIRECTLY

The Fund has entered into an agreement whereby certain operating expenses of the Fund are paid indirectly by a broker, based upon a percentage of commissions earned by the broker for execution of portfolio transactions. For the year ended December 31, 1996, such expenses amounted to $15,140 and $3,920 in the Master Fixed Income and Enhanced Equity Portfolios, respectively. Gross commission rates for this broker are consistent with those of other brokers utilized by the Fund.

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE ANALYTIC SERIES FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Analytic Series Fund (comprising the Short-Term Government, Master Fixed Income and Enhanced Equity portfolios) (the "Fund") as of December 31, 1996 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the one month ended December 31, 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned and outstanding options at December 31, 1996 by correspondence with custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Analytic Series Fund as of December 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the one month ended December 31, 1992 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

                    [SIG]

LOS ANGELES, CALIFORNIA
FEBRUARY 10, 1997

OFFICERS AND DIRECTORS
CHAIRMAN OF THE
BOARD OF TRUSTEES.....  Michael F. Koehn
TRUSTEE...............  Michael D. Butler
TRUSTEE...............  Robertson Whittemore
PRESIDENT.............  Alan L. Lewis
EXECUTIVE VICE
PRESIDENT
AND SECRETARY.........  Charles L. Dobson
TREASURER.............  Harindra de Silva
SENIOR VICE
PRESIDENT.............  Deborah D. Boedicker
SENIOR VICE
PRESIDENT.............  Marie Nastasi Arlt
VICE PRESIDENT........  Deborah C. Sheflin

INVESTMENT ADVISOR
Analytic-TSA Global Asset Management, Inc.
700 South Flower Street, Suite 2400
Los Angeles, CA 90017

TRANSFER AGENT, DIVIDEND DISBURSEMENT AGENT,
AND SHAREHOLDER RELATIONS SERVICING AGENT
Analytic-TSA Global Asset Management, Inc.
700 South Flower Street, Suite 2400
Los Angeles, CA 90017

CUSTODIAN
The Union Bank of California, N.A.
Mutual Fund Services
475 Sansome Street, 11th Floor
San Francisco, CA 94111

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, CA 90071

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
1000 Wilshire Blvd.
Los Angeles, CA 90017

THE ANALYTIC SERIES FUND
700 South Flower Street, Suite 2400
Los Angeles, CA 90017
Phone: (800) 374-2633
FAX: (213) 688-8856

                                     [LOGO]

                                  THE ANALYTIC
                                   SERIES FUND

                         SHORT-TERM GOVERNMENT PORTFOLIO
                          MASTER FIXED INCOME PORTFOLIO
                            ENHANCED EQUITY PORTFOLIO

                                  ANNUAL REPORT
                                DECEMBER 31, 1996

                                                 MEMBER OF
                                          100% NO-LOAD-Trademark-
                                            MUTUAL FUND COUNCIL